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                                                                   EXHIBIT 23(c)



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


To K-V Pharmaceutical Company:

    As independent public accountants, we hereby consent to the incorporation by reference in this Form S-3 of our report dated May 27, 1999, included in KV Pharmaceutical Company's Form 8-K/A for the years ended December 31, 1998 and 1997 and to all references to our Firm included in this registration statement.



/s/ Arthur Andersen LLP
March 24, 2000
Roseland, New Jersey